UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2014
Date of Report (Date of earliest event reported)

AvWorks Aviation Corp.
(Exact name of registrant as specified in its charter)

Florida	000-27795	98-0427526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 SW 47th Avenue Suite 415 Davie, Florida	33314
(Address of principal executive offices)	(Zip Code)

(954) 792-8450
Registrant’s telephone number, including area code

_______________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 to the Company's Form 8-K, dated January 22, 2014, filed with the Securities and Exchange Commission on January 24, 2014 (the "Form 8-K"), is to add to the Form 8-K:

(a) Consolidated Financial Statements of Vapor Group, Inc. for the years ended December 31, 2013 and 2012;

(b) Pro Forma Financial Information resulting from the merger of Vapor Group, Inc. and the Registrant, consisting of a “pro forma” combined balance sheet only since as a result of the Merger Agreement (as hereinafter defined) the pre-merger operations of AvWorks Aviation Corp. have been discontinued immediately subsequent to the merger;

(c) “Other Events” effecting the terms and conditions of the Merger Agreement described herein, previously filed on Form 8-K on March 13, 2014 and March 18, 2014 respectively. (See, “Section 8 – Other Events”, page 7.)

No other changes have been made to this Form 8-K. This Amendment No. 1 to the Form 8-K continues to speak as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the original Form 8-K.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future. Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, and any other similar statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward looking statements.

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreement and Plan of Reorganization

On January 22, 2014, AvWorks Aviation Corp., a Florida corporation (the "Company" or the “Registrant”) entered into an Agreement of Merger and Plan of Reorganization ("Merger Agreement") by and among the Company and the Vapor Group, Inc., a Florida corporation ("Vapor Group") and the shareholders of Vapor Group (the “Vapor Group Shareholders”), pursuant to which the Company will acquire 100% of the issued and outstanding shares of Vapor Group from the Vapor Group Shareholders. The Merger Agreement shall become effective as soon as practicable.

In accordance with the terms and provisions of the Merger Agreement: (i) the Company will acquire from the Vapor Group Shareholders an aggregate 350,000,000 shares of common stock of Vapor Group representing 100% of the issued and outstanding shares of Vapor Group; (ii) in exchange thereof, the Company will issue to the Vapor Group Shareholders an aggregate 750,000,000 shares of its common stock, to be issued following a 30 to 1 reverse split to occur within thirty (30) days of Closing (the “Reverse” below); (iii) Vapor Group will transfer and assign to the Company all existing material contracts including those related to distribution, licensing and marketing and those dealing with the grant of rights for the use of any and all intellectual property; (iv) the Company will assume all other assets of Vapor Group, including licenses, equipment, product designs, marketing and sale materials, logos, trademarks, copyrights and websites; and (v) the Company further will assume all liabilities of Vapor Group, including all trade and debt obligations. The proposed acquisition will be accomplished by the merger of Vapor Group with and into AvWorks Aviation Corp., with AvWorks Aviation Corp. being the surviving corporation (the "Merger").
In preparation of and prior to the Closing of the Merger Agreement, the Company is required to increase its authorized shares of Common Stock to 2,000,000,000 from 500,000,000 (the “Increase in Authorized Shares”).

Within five (5) business days subsequent to Closing, the Company is required to file an “Information Statement” specific to the filing of a 30 to 1 reverse split of its issued and outstanding common stock, to occur not later than thirty (30) days after the date of Closing (the “Reverse”).

 At the Closing, the Company's existing sole director shall nominate and appoint persons designated by Vapor Group to the Company's Board of Directors and the sole officer and director of the Company, Joe Eccles, immediately subsequent to the new appointees’ acceptance will resign. The Company's majority shareholders of its common stock and preferred stock have approved the Merger Agreement and the Increase in Authorized Shares.

Immediately subsequent to Closing, the Company shall change its name to “Vapor Group, Inc.” from AvWorks Aviation Corp.

The Merger Agreement has been included to provide information regarding its terms. It is not intended to modify or supplement any factual disclosures about the Company or Vapor Group in any public reports filed by the Company with the U.S. Securities and Exchange Commission. In particular, the assertions embodied in the representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and are subject to limitations agreed upon by the parties to the Merger Agreement, including being qualified by confidential disclosure schedules provided by the Company and Vapor Group in connection with the execution of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement have been made for the purposes of allocating risk between the parties to the Merger Agreement instead of establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about the Company, or Vapor Group. The representations and warranties set forth in the Merger Agreement may also be subject to a contractual standard of materiality different from the actual state of facts or the actual condition of the Company or Vapor Group, or any of their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

The foregoing is a summary of the material terms of the Merger Agreement. Investors are encouraged to carefully review the full text of the Merger Agreement, a copy of which is filed as Exhibit 1.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Business Operations

Vapor Group, Inc., www.vaporgroup.com, is in the business of designing, developing, manufacturing and marketing high quality, e-cigarette brands which use state-of-the-art electronic technology and specially formulated, “Made in the USA” e-liquids, which may or may not contain nicotine. It offers a range of products with unique e-liquid flavors that is unmatched in our industry. Its products are marketed under the Vapor Group, Total Vapor, Vapor 123, and Vapor Products brands Which it sells nationwide through distributors, wholesalers and directly to consumers through its own websites and direct response advertising. Total Vapor Inc., Vapor 123 Inc. and Vapor Products, Inc., each a Florida corporation, are each a wholly-owned subsidiary of Vapor Group, Inc.

All of its E-cigarettes consist of a long-life battery, a heating element, a cartridge filled with an “e-liquid” and an atomizer which when heated, vaporizes the e-liquid. Because E-cigarettes are not “lit” like regular cigarettes, they don’t create flame, smoke from burning, ash, tar, noxious fumes or leftover “cigarette butts”. As a result, they may be used virtually anywhere.

Vapor Group is committed to providing E-cigarettes that are convenient and economical to use, safer and healthier than traditional smoking, and which provide a flavorful, enjoyable smoking experience.

Vapor Group, Inc. is managed by a highly experienced team of executives committed to responsible business policies and practices, including the marketing of our products only to those eighteen years of age or older, not making or avoiding claims about our product health benefits, and fulfilling the requirements of all applicable laws and regulations.

SECTION 3 – SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Per the terms and conditions of the Merger Agreement, the Company will issue an aggregate of 750,000,000 shares of its restricted common stock to the Vapor Group Shareholders. In accordance with the terms and provisions of the Agreement, the Vapor Group Shareholders will acquire an aggregate of 750,000,000 shares of the Company’s restricted common stock in exchange for one hundred percent (100%), or 350,000,000, of the total issued and outstanding shares of common stock of Vapor Group held of record by the Vapor Group Shareholders.

The shares are being issued to two (2) Vapor Group shareholders who are United States residents in reliance on Section 4(2) and Regulation D of the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock will not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The Vapor Group Shareholders acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

Therefore, as a result of the Merger Agreement, there will be approximately 759,003,006 shares of common stock issued and outstanding of the Company (9,003,006 post split shares plus 750,000,000 shares to be issued in consideration of the Merger Agreement).

Beneficial Ownership Chart as a Result of the Agreement

The following tables sets forth certain information, as of the date of this Current Report, with respect to the beneficial ownership of the outstanding common stock and preferred stock by: (i) any holder of more than five (5%) percent; (ii) each of the Corporation’s executive officers and directors; and (iii) the Corporation’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Current Report, there are 270,020,145 shares of common stock issued and outstanding.

Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Beneficially Owned (1)

Dror Svorai 3901 SW 47 Avenue Suite 415 Davie, Florida 33314	568,000,000	(2)	74.84%

Yaniv Nahon 3901 SW 47 Avenue Suite 415 Davie, Florida 33314	187,500,000		24.70%

Jorge Schcolnik 3901 SW 47 Avenue Suite 415 Davie, Florida 33314	-0-		-0-

5% or Greater Owners	(None	)

(1)	Based on 759,003,006 shares of common stock issued and outstanding upon closing of the Merger.

(2)
Upon Closing of the Merger, Mr. Svorai will hold of record 568,000,000 shares of common stock, or which 562,500,000 will be issued as the majority shareholder of Vapor Group, Inc., and 5,500,000 post-Reverse shares of common stock per the terms and conditions of the Share Purchase Agreement. (See following “Item 5.01 Changes In Control Of Registrant”.)

Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of the preferred stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Beneficially Owned (1)

Dror Svorai 3901 SW 47 Avenue Suite 415 Davie, Florida 33314	1,000,000	(2)	100%

Yaniv Nahon 3901 SW 47 Avenue Suite 415 Davie, Florida 33314	-0-		-0-

Jorge Schcolnik 3901 SW 47 Avenue Suite 415 Davie, Florida 33314	-0-		-0-

(1)	Based on 1,000,000 shares of preferred stock issued and outstanding upon closing of the Merger.

(2)
Upon Closing of the Merger, Mr. Svorai will hold of record 1,000,000 shares of Series A Preferred Stock (representing a 100.0% of the issued and outstanding shares of preferred stock) per the terms and conditions of the Share Purchase Agreement. (See following “Item 5.01 Changes In Control Of Registrant”.) Each share of Series A Preferred Stock is convertible into 1,000 shares of common stock and has voting rights equivalent to 10,000 shares of common stock in any election of the shareholders for any purpose.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On September 3, 2013, the majority shareholder of the Company and Corporate Excellence Consulting, Inc., a Florida corporation (collectively, the “Sellers”), who are the record holders respectively of 165,000,000 shares of common stock (61.1% of the issued and outstanding shares prior to issuances connected to the Merger Agreement and prior to the Reverse) and 1,000,000 shares of Series A preferred stock of AvWorks Aviation Corp., a Florida corporation (the “Company”), entered into a share purchase agreement (the “Share Purchase Agreement”) with Dror Svorai, an individual (the “Buyer”). In accordance with the provisions of the Share Purchase Agreement, the Sellers agreed to sell over time the 165,000,000 shares of restricted common stock and the 1,000,000 shares of Series A preferred stock of the Company to the Buyer for a total purchase price of $115,000. The terms and provisions of the Share Purchase Agreement provide that: (i) $23,500 is to be paid as a deposit (which as of the date of this Current Report has been paid); and (ii) $91,500 to be paid on or before February 13, 2014 (as of the date of this Current Report, $93,500 of the total purchase price of $115,000 has been paid, or 81.3%). As the purchase price is being paid by the Buyer, the shares of common and preferred stock are to be released pro-rata to the Buyer by the Sellers.

The sale and purchase of the 165,000,000 shares of common stock of the Company constitutes 5,500,000 shares of common stock of the Company post Reverse, or 0.72% of the total issued and outstanding shares of the Company of 759,003,006 (after any issuances connected to the Merger Agreement), and the sale and purchases of the 1,000,000 shares of Series A Preferred Stock constitutes 100% of the total issued and outstanding shares of preferred stock which represents over 50% voting control of the Registrant. These sales and purchases result in a change in control of the Company. The source of funds used by Buyer to acquire the 165,000,000 shares of common stock, pre-Reverse, and 1,000,000 shares of preferred stock of the Company were personal funds.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Per the terms and conditions of the Merger Agreement: (i) Joe Eccles shall resign as the sole member of the Board of Directors and as the President, Secretary and Treasurer/Chief Financial Officer of the Company; (ii) Dror Svorai consented to act as a member of the Board of Directors and as the President/Chief Executive Officer, Secretary and Treasurer of the Company; (iii) Yaniv Nahon consented to act as a member of the Board of Directors and as a Vice President/Chief Operating Officer, Secretary of the Company; and Jorge Schcolnik consented to act as a member of the Board of Directors and Vice President/Chief Financial Officer of the Company.

The biographies of the new directors and officers to be elected and appointed respectively are set forth below as follows:

Dror Svorai. Mr. Svorai, President and Chief Executive Officer and Treasurer of the Vapor Group, inc. is a founder in 2012 of the Vapor Group, Inc., and its subsidiaries, Total Vapor Inc., Vapor 123, Inc. and Vapor Products, Inc. For the past two years he has overseen the day-to-to operations of these companies and managed their steady growth. In the ten years prior to 2012, Mr. Svorai has served in executive positions, including president and chief executive officer of several companies, and has maintained an ongoing involvement in several private real estate ventures.

Before then, Mr. Svorai also was involved in investments of real estate, and was a business owner in the garment industry and the private jet industry. From 1997 until 2001, Mr. Svorai was the founder and chief executive officer of Ocean Drive of Orlando. From 1998 until 2003, Mr. Svorai was the founder and chief executive officer of Ocean Drive Fashion. From 2003 until 2006 Mr. Svorai was the founder and chief executive officer of the D & D Fashion Group Inc.

Yaniv Nahon. Mr. Nahon established the first e-cigarette retail business in Southwest Florida in 2008. Since 2008, he has remained focused on the development and marketing of e-cigarettes at both the wholesale and retail levels, owning an operating his own retail businesses. In 2012 he joined Vapor Group as Vice President and Chief Operating Officer having overall responsibility for product development, quality control and the supply chain. Mr. Nahon is also the corporate Secretary of the Vapor Group and a member of its Board of Directors.

Jorge Schcolnik. In September 2013, Mr. Schcolnik became Vice President, Chief Financial Officer and a member of Board of Directors of the Vapor Group. During the past five years, Mr. Schcolnik has been involved in several large international companies. Mr. Schcolnik was one of the founders of Integral Bioenergies Systems SL, a company located in Spain, where he was involved in its restructure and ultimate sale in 2008. Mr. Schcolnik was associated with E-Libro Corp. for which he deployed the digital publishing market in Argentina. He was also associated with the Federal and City of Buenos Aires Government for the company's academic platform. Since 2010, Mr. Schcolnik has been an officer in Advanced Envirotec Corp., Advanced Copisa Environmental Corp. and other environmental remediation companies.

Since 1995, Mr. Jorge Schcolnik has also been representing the State of Buenos Aires, Argentina, within the United States in a number of capacities Commencing 1999, Mr. Schcolnik acted as the chief advisor to the Small and Medium Sized Enterprises Secretariat of the Republic of Argentina based in the United States. Mr. Schcolnik held that position until 2001. During 2001, Mr. Schcolnik participated as a co-founder of Enterprise Buenos Aires Corp., which was later transformed into EBA PLC Corp., a company dedicated to the development of power-line communications. EBA PLC Corp. became a prominent company within the power line communications industry as after two years it was sold in a transaction involving several million US Dollars.

Mr. Schcolnik was born in Buenos Aires, Argentina, in 1945 and moved to the United States in September 1995.

SECTION 8 – OTHER EVENTS

Item 8.01 – Subsequent Changes to Terms and Conditions of Merger Agreement

(a) As reported by the Registrant on Form 8-K on March 13, 2014, the Company announced that on March 7, 2014, that its Board of Directors, majority shareholder, CEO and President, Dror Svorai, and shareholders of Vapor Group, Inc. (the “Vapor Group Shareholders”), who signed the January 22, 2014, “Agreement of Merger and Plan of Reorganization”, (the “Merger Agreement”), had approved an amendment changing Article IV, “Capital Stock”, of the Company’s Articles of Incorporation (the “Amendment”), as follows:

(i) Canceling the convertibility feature of the Registrant’s voting Series A Preferred Stock, such that said Series A Preferred Stock is no longer convertible, in whole or in part, into shares of common stock of the Company at any time (“Common Stock”); and

(ii) Creating a new class of voting Preferred Stock, “Series B Preferred Stock”, which shall be convertible 100:1 into shares of Common Stock.

The Amendment was submitted to the Florida Secretary of State and became effective with its acceptance and file-stamping by the State of Florida on March 11, 2014.

In connection with the Amendment of March 7, 2014, the Company’s Board of Directors, majority shareholder, CEO and President, Dror Svorai, and Vapor Group Shareholders also announced that they approved the following changes to the terms and conditions of the Merger Agreement:

(i) The Company’s newly designated Series B Preferred Stock shall be issued in lieu of the pending issuance of the consideration of 750,000,000 shares of its Common Stock, post the announced 30:1 reverse split, issuable to the Vapor Group Shareholders under the terms and conditions of the Merger Agreement.

(ii) The quantity of shares of Series B Preferred Stock issuable in connection with the Merger Agreement (cf. “a” above) shall be calculated by dividing the 750,000,000 shares of Common Stock by the 100:1 convertibility feature of the Series B Preferred Stock, such that only 7,500,000 shares of Series B Preferred Stock shall be issued as the consideration under the Merger Agreement.

(iii) The 7,500,000 shares of Series B Preferred Stock shall remain authorized but unissued until after the effective date of the announced 30:1 reverse split of the Company’s Common Stock, at which time said issuance of Series B Preferred Stock shall be further reduced 30:1 similar to the effect of the reverse split, such that only 250,000 shares of Series B Preferred Stock are issued as the sole consideration to the Vapor Group Shareholders for entering into the Merger Agreement.

(iv) Any and all shares of Series B Preferred Stock shall be restricted from any conversion into shares of Common Stock by any holder thereof for a period of eighteen (18) months from the date of their issuance.

(b) As reported by the Registrant on Form 8-K on March 18, 2014, the Company announced that on March 13, 2014, that its Board of Directors had approved a resolution cancelling the 30:1 reverse split of its common stock per the 14C Information Statement filed with the Securities and Exchange Commission on February 11, 2014.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Consolidated Financial Statements of Vapor Group, Inc. for the years ended December 31, 2013 and 2012.

(b)	Pro Forma Financial Information, to be filed by amendment to this Current Report on Form 8-K.

(c)	Not Applicable

(d)	Exhibits:

No.	Date	Document

9.01	April 4, 2014	Consolidated Financial Statements of Vapor Group, Inc. for the years ended December 31, 2013 and 2012

9.02	April 4, 2014	Pro Forma Financial Information (Balance Sheet)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AvWorks Aviation Corp.

DATE: April 4, 2014	By:	/s/ Dror Svorai
	Name:	Dror Svorai
	Title:	President